Exhibit 10.69

FIRST AMENDMENT TO

DISBURSEMENT COLLATERAL ACCOUNT AGREEMENT

This FIRST AMENDMENT TO DISBURSEMENT COLLATERAL ACCOUNT AGREEMENT (this “First Amendment”) is dated as of February 22, 2005, and entered into by and among LAS VEGAS SANDS, INC., a Nevada corporation (“LVSI”), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“VCR”), LIDO CASINO RESORT, LLC, a Nevada limited liability company (“LCR”, and jointly and severally with LVSI and VCR, “Pledgor”), THE BANK OF NOVA SCOTIA, as custodian and in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC (in such capacities, the “Financial Institution”), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank, in its capacity as the Intercreditor Agent under the Intercreditor Agreement (as defined below) (in such capacity, “Intercreditor Agent”) for and on behalf of (i) each Mortgage Note Secured Party (as defined below), (ii) U.S. Bank National Association, a national banking association, as the trustee (the “Mortgage Notes Indenture Trustee”) for and on behalf of the Mortgage Note Holders (individually, each a “Mortgage Note Secured Party” and together, the “Mortgage Note Secured Parties”) under the Mortgage Notes Indenture (as defined below) and (iii) the Intercreditor Agent.

PRELIMINARY STATEMENTS

A. The Phase II Project. LCR proposes to develop, construct and operate the Phase II Project at the Site adjoining the Existing Facility.

B. Existing Credit Agreement. LVSI, VCR, The Bank of Nova Scotia, as administrative agent, Goldman Sachs Credit Partners L.P., as sole lead arranger and sole bookrunner, each of the other agents and arrangers from time to time party thereto and the financial institutions from time to time party thereto (the “Existing Bank Lenders”) entered into that certain Credit Agreement, dated as of August 20, 2004 (the “Existing Credit Agreement”), pursuant to which the Existing Bank Lenders agreed, subject to the terms thereof, to provide agreed, subject to the terms thereof and hereof, to make extensions of credit to LVSI and VCR, jointly and severally, in an aggregate amount and for purposes specified therein.

C. Mortgage Notes Indenture. LVSI, Venetian, certain guarantors named therein and the Mortgage Notes Indenture Trustee entered into the Mortgage Notes Indenture, dated as of June 4, 2002 (the “Mortgage Notes Indenture”), pursuant to which LVSI and Venetian issued the Notes (referred to therein).

D. Capacity and Obligations of Intercreditor Agent. The Intercreditor Agent, the Bank Agent (as defined in the Existing Credit Agreement) and the Mortgage Notes Indenture Trustee

have entered into the Amended and Restated Intercreditor Agreement, dated as of August 20, 2004 (as amended, amended and restated, supplemented or otherwise modified, from time to time, the “Intercreditor Agreement”), which sets forth certain agreements among such lenders with respect to the priority of the liens created hereunder, the enforcement of remedies and the allocation of the proceeds of any realization upon collateral.

E. Amended and Restated Bank Credit Facility. Concurrently herewith, LVSI, Venetian, The Bank of Nova Scotia, as administrative agent (in such capacity, the “Bank Agent”), joint lead arranger and joint bookrunner, Goldman Sachs Credit Partners L.P., as joint lead arranger and joint bookrunner, each of the other agents and arrangers from time to time party thereto and the financial institutions from time to time party thereto (the “Bank Lenders”) have entered into the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), pursuant to which the parties thereto have agreed to amend and restate the Existing Credit Agreement in its entirety. The Subsidiary Guarantors (as defined in the Amended and Restated Credit Agreement) have guaranteed LVSI and Venetian’s obligations under the Amended and Restated Credit Agreement.

F. Collateral Account Agreement. Pledgor, Financial Institution and Intercreditor Agent have entered into that certain Disbursement Collateral Account Agreement dated as of September 30, 2004 (and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Account Agreement”).

G. First Amendment. Pledgor, Financial Institution and Intercreditor Agent desire to amend the Collateral Account Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor, Financial Institution and Intercreditor Agent hereby agree to amend the Collateral Account Agreement as follows:

1. Definitions.

1.1 Unless otherwise defined herein, all capitalized terms used herein which are defined in the Collateral Account Agreement shall have their respective meanings as used in the Collateral Account Agreement or if not defined therein, in the Amended and Restated Credit Agreement as in effect on the date hereof. The rules of interpretation contained in the Amended and Restated Credit Agreement as in effect on the date hereof shall apply to the First Amendment.

1.2 Unless otherwise defined herein, in the Collateral Account Agreement or in the Amended and Restated Credit Agreement or the context otherwise requires, terms for which meanings are provided in Articles 8 and 9 of the UCC are used in this First Amendment (whether or not capitalized herein), including its preamble and recitals, with such meanings.

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2. Amendments.

2.1 The recital set forth in Preliminary Statement B of the Collateral Account Agreement is hereby amended in its entirety as follows:

“B. Credit Agreement. LVSI, VCR, the Administrative Agent, the Syndication Agent and the Lenders have entered into a Credit Agreement dated as of August 20, 2004 (the “Existing Credit Agreement”) pursuant to which the Lenders have agreed, subject to the terms thereof, to provide Credit Extensions to LVSI and VCR, jointly and severally, in an aggregate amount and for purposes specified therein.”

2.2 The following definition is hereby added to Section 1 of the Collateral Account Agreement:

“‘Credit Agreement’ means that certain Amended and Restated Credit Agreement (as modified, amended or supplemented from time to time, the “Credit Agreement”) dated as of February 22, 2005 entered into by LVSI, VCR, The Bank of Nova Scotia, in its capacity as Administrative Agent and as joint lead arranger and joint bookrunner, Goldman Sachs Credit Partners L.P., as syndication agent, joint lead arranger and joint bookrunner, and Commerzbank AG, The CIT Group\Equipment Financing, Inc. and Wells Fargo Foothill, Inc., as documentation agents, and the financial institutions from time to time party thereto.”

2.3 In Section 2 of the Collateral Account Agreement, the designations of the accounts described therein are hereby deleted and the designations set forth below substituted in place thereof:

2.3.1 In subsection 2(a), “Account number 03036-15, The Bank of Nova Scotia, as Administrative Agent under the Amended and Restated Credit Agreement, Bank Proceeds Account.”

2.3.2 In subsection 2(b), “Account number 03047-17; The Bank of Nova Scotia, as Administrative Agent under the Amended and Restated Credit Agreement, Disbursement Account.”

2.3.3 In subsection 2(c), “Account number 03048-16, The Bank of Nova Scotia, as Administrative Agent under the Amended and Restated Credit Agreement, Phase II Hotel/Casino Cash Management Account.”

2.3.4 In subsection 2(d), “Account number 03044-17, The Bank of Nova Scotia, as Administrative Agent under the Amended and Restated Credit Agreement, Phase II Hotel/Casino Equity Account.”

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2.3.5 In subsection 2(e), “Account number 03050-14, The Bank of Nova Scotia, as Administrative Agent under the Amended and Restated Credit Agreement, Supplemental Hotel/Casino Cash Account.”

2.3.6 In subsection 2(f), “Sub-account number 03051-11, The Bank of Nova Scotia, as Administrative Agent under the Amended and Restated Credit Agreement, Supplemental Hotel/Casino Cash Account - Free Cash Flow Sub Account.”

3. Miscellaneous. Except as expressly amended hereby, the provisions of the Collateral Account Agreement shall remain in full force and effect. This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of New York, without regard to conflicts of laws principles. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Collateral Account New York shall be deemed to be the bank’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the securities intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC). The Collateral Account Agreement as amended by this First Amendment is ratified, confirmed and approved in all respects.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

[FIRST AMENDMENT TO DISBURSEMENT

COLLATERAL ACCOUNT AGREEMENT – LVSI]

PLEDGOR:

LAS VEGAS SANDS, INC., a Nevada corporation

By:	/s/ BRADLEY K. SERWIN
	Name:	Bradley K. Serwin
	Title:	General Counsel and Secretary

[FIRST AMENDMENT TO DISBURSEMENT

COLLATERAL ACCOUNT AGREEMENT – VCR]

VENETIAN CASINO RESORT, LLC, a Nevada limited liability company

By:	LAS VEGAS SANDS INC., its managing member

	By:	/s/ BRADLEY K. SERWIN
	Name:	Bradley K. Serwin
	Title:	General Counsel and Secretary

[FIRST AMENDMENT TO DISBURSEMENT

COLLATERAL ACCOUNT AGREEMENT – LCR]

LIDO CASINO RESORT, LLC, a Nevada limited liability company

By:	LIDO INTERMEDIATE HOLDING COMPANY, LLC, its managing member
	By:	VENETIAN CASINO RESORT, LLC, its managing member
		By:	LAS VEGAS SANDS, INC., its managing member

			By:	/s/ BRADLEY K. SERWIN
			Name:	Bradley K. Serwin
			Title:	General Counsel and Secretary

[FIRST AMENDMENT TO DISBURSEMENT

COLLATERAL ACCOUNT AGREEMENT – Scotia

FINANCIAL INSTITUTION:

THE BANK OF NOVA SCOTIA, a Canadian chartered bank

By:	/s/ CHRIS OSBORN
	Name:	Chris Osborn
	Title:	Managing Director

[FIRST AMENDMENT TO DISBURSEMENT

COLLATERAL ACCOUNT AGREEMENT – Scotia]

INTERCREDITOR AGENT:

THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as Intercreditor Agent

By:	/s/ CHRIS OSBORN
	Name:	Chris Osborn
	Title:	Managing Director